Exhibit 10.9

CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THE EXHIBIT BECAUSE IT IS BOTH NOT MATERIAL AND IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL. INFORMATION THAT HAS BEEN OMITTED HAS BEEN NOTED IN THIS DOCUMENT WITH A PLACEHOLDER IDENTIFIED BY THE MARK “[ ]”.

EXECUTION VERSION

SECOND SUPPLEMENTAL AGREEMENT

BETWEEN

RYDE TECHNOLOGIES PTE. LTD.

AND

THE PERSONS WHOSE NAMES ARE SET OUT IN SCHEDULE 1

DATED 11TH DAY OF JULY 2023

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SECOND SUPPLEMENTAL AGREEMENT

THIS SECOND SUPPLEMENTAL AGREEMENT is made on 11th day of July 2023

BETWEEN:

(1)	RYDE TECHNOLOGIES PTE. LTD. (Company Registration No. 201425891W), a company incorporated under the laws of Singapore, with its registered address at 3 Fraser Street, #08-21, Duo Tower, Singapore 189352 (the “Company”); and

(2)	THE PERSONS WHOSE NAMES ARE SET OUT IN SCHEDULE 1 (collectively, the “Investors” and individually, an “Investor”), (collectively the “Parties” or individually a “Party”).

WHEREAS:

(A)	The Company and the Investors have entered into an exchangeable loan agreement on 7 February 2022 and a supplemental agreement on 24 February 2022 (collectively, the “ELA”).

(B)	The Parties have agreed to execute this Second Supplemental Agreement to amend and supplement the ELA on the terms and conditions of this Second Supplemental Agreement.

IT IS AGREED as follows:

1.	INTERPRETATION

All terms and expressions used in this Second Supplemental Agreement which are defined or construed in the ELA but are not defined or construed in this Second Supplemental Agreement shall have the same meanings and construction as in the ELA, unless the context requires otherwise.

2.	AMENDMENTS TO THE ELA

2.1	For good and valuable consideration, the receipt and sufficiency of which are hereby acknowledge, the Parties hereby agree that the ELA shall be supplemented and amended with effect from the date of this Second Supplemental Agreement, as follows:

(a)	Clause 1.1 shall be amended to reflect the additions as indicated by the underlined text and the deletions as indicated by the deleted text, as follows:

“CSD~~P~~” means a central securities depository, including but not limited to, The Depository Trust Company (DTC), as the case may be ~~The Central Depository (Pte) Limited~~.

~~“Companies Act” means the Companies Act, Chapter 50 of Singapore, as supplemented or modified from time to time.~~

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“Depositor” means a person being a Depository Agent or a holder of a securities account maintained with a CSD~~P~~ (but does not include a holder of a sub-account maintained with a Depository Agent).

“Depository Agent” means an entity registered with a CSD~~P~~ for the purpose of maintaining securities sub-accounts for its own account and for the account of others.

“IPO” means the initial offering of Shares on a Recognised Stock Exchange ~~the Catalist Board of SGX-ST~~.

“Listco” means Ryde Group Ltd ~~Ryde Mobility Group Pte. Ltd.~~ (Company Registration No. 397757 ~~Number 202134519R~~) or any such other entity as nominated, designated or restructured to be listed on a Recognised Exchange ~~the SGX-ST~~ for the purpose of the Proposed IPO and Listing.

“Listing” means ~~means~~ the admission of the Listco to a Recognised Exchange ~~Catalist Board of the SGX-ST~~ and the listing and quotation of all the issued Shares on the Recognised Exchange ~~Catalist Board of the SGX-ST~~.

“Listing Manager” means the issue ~~lead~~ manager and/or underwriter ~~sponsor~~ in respect of the listing and quotation of the Shares or depository shares or securities representing the Shares by the Recognised Exchange ~~SGX-ST~~.

“Listing ~~Catalist~~ Rules” means the relevant listing rules of such Recognised Exchange, ~~Section B of the Listing Manual of SGX-ST~~ as may be amended or supplemented or modified from time to time.

“Maturity Date” means 8 February 2024 ~~the second anniversary of the Disbursement Date~~ on which the Principal Amount and interest accrued (if any) of the Exchangeable Loan will be due and payable (unless previously redeemed or exchanged).

“PV5” means Phillip Ventures Enterprise Fund 5 Ltd.

“PV6” means Phillip Ventures Enterprise Fund 6 Ltd.

“PV Automatic Redemption” shall have the meaning ascribed to it in Clause 11.3A.

“PV Balance Exchangeable Loan” means 50% of all outstanding amounts made available by PV5 and PV6 to the Company pursuant to this Agreement.

“PV Redemption Date” shall have the meaning ascribed to it in Clause 11.3A.

“Recognised Exchange” means such securities exchange as the Listco may conduct its Listing on, including, without limitation, the Singapore Exchange Securities Trading Limited, Hong Kong Stock Exchange, New York Stock Exchange and National Association of Securities Dealers Automated Quotation Securities Market (NASDAQ).

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“Redemption Payment Date(s)” means the Maturity Payment Date, EOD Redemption Payment Date, ~~or~~ the Trade Sale Redemption Payment Date or the PV Redemption Date, as the case may be.

“Securities Account” means a securities account maintained by a Depositor with the CSD~~P~~.

~~“SGX-ST” means Singapore Exchange Securities Trading Limited.~~

(b)	Clause 8.1 shall be amended to reflect the additions as indicated by the underlined text, as follows:

“8.	Interest

8.1	The Exchangeable Loan shall, for so long as it is outstanding, bear interest (“Interest”) from the Disbursement Date up to the relevant Redemption Date at the rate of 5% per annum flat on the total amount of the Exchangeable Loan disbursed. The Interest accruing on the outstanding Exchangeable Loan shall be calculated based on a 365-day year consisting of 12 calendar months and will be payable only on the relevant Redemption Payment Date.

In the event where, on or prior to Maturity Date:

(a)

a Listing or an IPO has not occurred, ~~and~~ a Trade Sale has not occurred, or a Trade Sale has occurred but Trade Sale Exchange does not occur at the expiry of the Trade Sale Exchange Period,

Interest shall be payable, or

(b)	a Listing or an IPO has occurred, ~~and~~ Mandatory Exchange has occurred, or a Trade Sale has occurred and Trade Sale Exchange has occurred, no Interest shall be payable.

For the avoidance of doubt, no Interest shall be payable on the portion of the Exchangeable Loan that has been exchanged into Exchange Shares.

For the avoidance of doubt, (i) no Interest shall be payable on the portion of the Exchangeable Loan that has been exchanged into Exchange Shares, and (ii) Interest shall be payable on the PV Balance Exchangeable Loan that is automatically redeemed in accordance with Clause 11.3A.”

(c)	Clause 9 shall be amended to reflect the additions as indicated by the underlined text and the deletions as indicated by the deleted text, as follows:

“9.	Initial Public Offering

The Company shall use its best endeavours to procure the Listco to effect an IPO and the Listing on ~~the Catalist Board of SGX-ST~~ a Recognised Exchange (the “Proposed IPO and Listing”). It is contemplated that the Listco holds or will hold, directly or indirectly, the entire issued and paid-up share capital of the Company pursuant to an internal restructuring exercise to be undertaken for the purposes of the Proposed IPO and Listing.”

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(d)	Clause 10.1.3 shall be amended to reflect the additions as indicated by the underlined text, as follows:

“10.1.3	In the event that no Exchange Notice is received by the Company by the expiry of the Optional Exchange Period or the Trade Sale Exchange Period (as the case may be), the Investors shall be deemed to have foregone its Exchange Right in such event. Where an Exchange Right lapses in the case of an/a:

(a)	Optional Exchange, the Exchangeable Loan, unless previously redeemed or exchanged or cancelled, any outstanding Exchangeable Loan shall ~~will~~ be subject to redemption in accordance with ~~pursuant to~~ Clauses 11.1 (Automatic Redemption) or 11.2 (Redemption on Occurrence of Event of Default); and

(b)	Trade Sale Exchange, the Exchangeable Loan, unless previously redeemed or exchanged or cancelled, any outstanding Exchangeable Loan shall ~~will~~ be subject to redemption in accordance with ~~pursuant to~~ Clauses 11.1 (Automatic Redemption), 11.2 (Redemption on Occurrence of Event of Default), ~~or~~ 11.3 (Redemption following the lapse of Exchange Right in a Trade Sale Exchange) or 11.3A (PV Automatic Redemption).”

(e)	Clause 10.4 shall be amended to reflect the additions as indicated by the underlined text and the deletions as indicated by the deleted text, as follows:

“10.4	Mandatory Exchange

10.4.1	Except for the PV Balance Exchangeable Loan which shall be dealt with in accordance with Clause 11.3A, unless ~~Unless~~ previously redeemed or exchanged into Exchange Shares, all other ~~the~~ outstanding Principal Amount (excluding any interest accrued thereon) shall be mandatorily exchanged into Exchange Shares at the Exchange Price, within the timeline as stipulated in Clause 10.4.3, upon the occurrence of a Proposed IPO and Listing where:

(a)	the Company receives clearance or approval ~~a notification~~ from the Recognised Exchange ~~SGX-ST~~ for the ~~registration~~ public filing of the Offer Document for the Proposed IPO and Listing or such other similar event (“Listing ~~SGX-ST~~ Clearance”); and

(b)	the minimum Market Capitalisation of the Listco immediately following the Proposed IPO and Listing is not less than S$40 million,

(the “Mandatory Exchange”).

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10.4.2	In the case of a Mandatory Exchange, the Company or the Listco shall give written notice to the Investors of the date upon which the Listing ~~SGX- ST~~ Clearance is received, within three (3) Business Days upon the receipt of the Listing ~~SGX-ST~~ Clearance.

10.4.3	Further to Clause 10.4.2, on a date falling two (2) Business Days prior to Listing Date:

(a)	the Company shall procure, in the case of Underlying Shares which are deposited with CSD~~P~~ or any other central depository or clearing system, the delivery of such Underlying Shares through and in accordance with the laws and regulations applicable to such central depository or clearing system, to the relevant Securities Account; or

(b)	the Company shall procure, in the case of Underlying Shares that are not deposited in a clearing system (for instance, available only in scrip form), that share certificates together with all other documents of title and evidence of ownership and all other documents necessary to transfer the Underlying Shares to be issued, delivered or transferred on exchange into such name as the Investors shall direct, will be despatched by mail (at the expense of the person entitled thereto and uninsured and at the risk of the person entitled thereto) to such address as the Investors may request.

For the avoidance of doubt, where the Underlying Shares comprises securities which are cleared through a CSD~~P~~, the delivery of such Underlying Shares shall be effected only by crediting the Securities Account designated by the Investors. Such securities will not be delivered to the Investors outside of the book-entry (scripless) settlement system of a CSD~~P~~. Should any Investor wish to designate a person(s) other than itself to receive the Underlying Shares, details of such person(s), including name, number of Underlying Shares to be issued or transferred and (if applicable) the Securities Account, shall be provided to the Company or the Listco in writing at least five (5) Business Days prior to the delivery.

For the avoidance of doubt, Parties agree that the form of the Underlying Shares (whether comprising securities which are deposited with a CSD~~P~~ or any other central depository or clearing system or otherwise) shall be determined by the ~~issue manager~~ Listing Manager of the Proposed IPO and Listing acting in its discretion.”

(f)	Clause 10.6 shall be amended to reflect the additions as indicated by the underlined text and the deletions as indicated by the deleted text, as follows:

“10.6	Details of Exchange

10.6.4	Registration

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The Investors or such person(s) so designated by the relevant Investors will become the holder of record of the number of Underlying Shares issuable upon an Exchange pursuant to Clause 10.1 or Clause 10.4 with effect from:

(a)	in the case of securities deposited with CSD~~P~~ or other central depository or clearing system, the date the Underlying Shares have been credited into the relevant securities account of the person or persons designated to receive the same…

…

10.6.6	Stamp Duty

An Investor exercising the Exchange Right must pay to the Company any taxes and capital, stamp duties, registration duties, and where applicable, transaction or exercise charges imposed by the Inland Revenue Authority of Singapore or such equivalent taxation authority, a relevant CSD~~P~~, any governmental authority, clearing fees and other expenses, arising on exchange and/or transfer, delivery or other disposition of the Underlying Shares arising on Exchange, as the case may be (the “Taxes”)…”

(g)	Clause 10.7 shall be amended to reflect the additions as indicated by the underlined text and the deletions as indicated by the deleted text, as follows:

“10.7	Moratorium Period

The Investors acknowledge that the Exchange Shares may be subject to, and agree for their respective Exchange Shares to be subject to, the following restrictions:

(a)	…

(b)	…

(c)	the Exchange Shares may be subject to such other moratorium restrictions as required under the Listing ~~Catalist~~ Rules, Listing Manager ~~and/or the sponsor of the Listco~~ in respect of the Proposed IPO and Listing and the Investors agree to the provision over their respective Exchange Shares, such moratoriums over such periods as may be required or requested.”

(h)	A new Clause 11.3A be added as follows:

“11.3A PV Automatic Redemption

Unless previously redeemed or exchanged and cancelled as herein provided, the PV Balance Exchangeable Loan (and any interest accrued thereon) shall be automatically redeemed by the Company on the Listing Date (the “PV Automatic Redemption”).

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In the event that the PV Automatic Redemption occurs pursuant to the above, the Company shall issue a redemption notice in the form or substantially the form set out in Schedule 1 to the Agreement. The Company shall, as soon as practicable, but in any event not more than seven (7) Business Days after the delivery of the redemption notice (“PV Redemption Date”), pay the redemption amount determined in accordance with Clause 11.3A, in cash to PV5 and PV6 (as the case may be) by way of a cashier’s order drawn on a licensed bank in Singapore (or as otherwise agreed with PV5 or PV6 (as the case may be)).”

(i)	Clause 11.5 shall be amended to reflect the additions as indicated by the underlined text and the deletions as indicated by the deleted text, as follows:

“11.5	Redemption

For the avoidance of doubt, subject to any other agreement between the Parties in writing, redemption of the ~~Exchangable~~ Exchangeable Loan shall only be permitted in the circumstances specified in these Clauses.”

(j)	Clause 26 shall be amended to reflect the additions as indicated by the underlined text and the deletions as indicated by the deleted text, as follows:

“26.	Contracts (Rights of Third Parties) Act

Save as expressly provided in this Agreement, the Contracts (Rights of Third Parties) Act ~~(Chapter 53B of Singapore)~~ 2001 of Singapore shall not under any circumstances apply to this Agreement and any person who is not a party to this Agreement shall have no right under the Contracts (Rights of Third Parties) Act ~~(Chapter 53B of Singapore)~~ 2001 of Singapore to enforce this Agreement.”

(k)	Schedule 1 shall be deleted in its entirety and be replaced with the new Schedule 1 in Annex A.

3.	GENERAL

3.1	Each Party represents and warrants to the other Party that:

(a)	he/it has the requisite authority and power to enter into, exercise his/its rights and perform and comply with his/its obligations under this Second Supplemental Agreement; and

(b)	his/its obligations under this Second Supplemental Agreement are legal, valid, binding and enforceable in accordance with its terms.

3.2	Except to the extent amended by this Second Supplemental Agreement, the ELA and all other instruments, deeds, agreements and documents executed thereunder or pursuant thereto shall remain unchanged and shall continue in full force and effect.

3.3	The ELA (and all other instruments, deeds, agreements and documents executed thereunder or pursuant thereto) shall henceforth be read and construed in conjunction with the modifications effected by this Second Supplemental Agreement. The ELA (and all other instruments, deeds, agreements and documents executed thereunder or pursuant thereto) and this Second Supplemental Agreement shall be read and construed as one instrument.

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3.4	This Second Supplemental Agreement shall be governed by and construed in accordance with the laws of Singapore and the Parties agree that Clause 27 (Governing Law and Arbitration) of the ELA shall be applicable mutatis mutandis to this Second Supplemental Agreement.

3.5	This Second Supplemental Agreement may be entered into in any number of counterparts, each of which when executed and delivered (whether in original or by way of facsimile or electronic or email transmission) is an original and all of which when taken together shall constitute one and the same instrument. Any Party may enter into this Second Supplemental Agreement by signing any such counterpart. The mode of execution by the Parties may include execution by digital or electronic means, and the Parties agree that the delivery by one Party to the other Party of such electronically or digitally signed (“e-signed”) counterparts e-signed by the delivering Party, by way of email, or by any other document exchange or document delivery software or application, shall constitute the delivering Party’s agreement and intention to enter into a binding agreement with the other Party, subject always to the terms of this Second Supplemental Agreement.

3.6	Save as expressly provided in this Second Supplemental Agreement, the Contracts (Rights of Third Parties) Act 2001 of Singapore shall not under any circumstances apply to this Second Supplemental Agreement and any person who is not a party to this Agreement shall have no right under the Contracts (Rights of Third Parties) Act 2001 of Singapore to enforce this Second Supplemental Agreement.

3.7	No amendment or variation of this Second Supplemental Agreement shall be effective unless in writing and signed by or on behalf of each Party.

(Remainder of page intentionally left blank)

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SCHEDULE 1

Investors

Investors	Principal Amount	Contact Particulars
PHILLIP VENTURES ENTERPRISE FUND 5 LTD Company Registration No. 201502045Z	S$2,600,000	Address: [ ] Attention: Ms. Uzia Sng / Ms. Grace Tang Email Address: [ ] Telephone No.: [ ]

PHILLIP VENTURES ENTERPRISE FUND 6 LTD Company Registration No. 201928493H	S$1,300,000	Address: [ ] Attention: Ms. Uzia Sng / Ms. Grace Tang Email Address: [ ] Telephone No.: [ ]

MTX CAPITAL PTE. LTD. Company Registration No. 201935437E	S$1,000,000	Address: [ ] Facsimile No.: [ ] Attention: Ng Kok Soon Email Address: [ ] Telephone No.: [ ]

Koh Chuan Koon	S$300,000	Address: [ ] Facsimile No.: [ ] Attention: Chuan Koon Koh Email Address: [ ] Telephone No.: [ ]

Total	S$5,200,000

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ANNEX A

“Schedule 1

Form of Redemption Notice

Date:

From:

RYDE TECHNOLOGIES PTE. LTD.

(the “Company”)

To:

[●]

Dear Sirs

RE: REDEMPTION NOTICE – [REDEMPTION AT MATURITY] / [REDEMPTION FOLLOWING LAPSE OF EXCHANGE RIGHT IN A TRADE SALE EXCHANGE] / [REDEMPTION OF PV BALANCE EXCHANGEABLE LOAN] *

1.	We refer to the Exchangeable Loan Agreement dated _______________ 2022 (as the same may from time to time be amended, modified or supplemented) between the Company and the Investors (as described in the Agreement) (the “Agreement”).

2.	Pursuant to [Clause 11.1]/[Clause 11.3]/[Clause 11.3A]* of the Agreement, we hereby give notice to redeem the following outstanding Exchangeable Loan:

Total Principal Amount of Exchangeable Loan to be redeemed:

Redemption Payment Date:

Yours faithfully

Name:
Title:
For and on behalf of
RYDE TECHNOLOGIES PTE. LTD.

* to delete as applicable”

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This Second Supplemental Agreement has been entered into by the Parties on the date stated at the beginning.

The Company

SIGNED by	)
ZOU JUNMING TERENCE	)
for and on behalf of	)	/s/ ZOU JUNMING TERENCE
RYDE TECHNOLOGIES PTE. LTD.	)
in the presence of:	)

/s/ Lang Chen Fei
Witness Name:

Signature Page to Second Supplemental Agreement

The Investors

SIGNED by	)
GRACE TANG	)
for and on behalf of	)	/s/ GRACE TANG
PHILLIP VENTURES ENTERPRISE FUND 5 LTD	)
in the presence of:	)

Uzia Sng
Witness Name:

Signature Page to Second Supplemental Agreement

SIGNED by	)
GRACE TANG	)
for and on behalf of	)	/s/ GRACE TANG
PHILLIP VENTURES ENTERPRISE FUND 6 LTD	)
in the presence of:	)

Uzia Sng

Witness Name:

Signature Page to Second Supplemental Agreement

SIGNED by	)
NG KOK SOON	)
for and on behalf of	)	/s/ NG KOK SOON
MTX CAPITAL PTE. LTD.	)
in the presence of:	)

Witness Name:

/s/ OUYANG EN GENE
OUYANG EN GENE

Signature Page to Second Supplemental Agreement

SIGNED by	)
KOH CHUAN KOON	)	/s/ KOH CHUAN KOON
in the presence of:	)

Witness Name:

/s/ WINNIE TAN
WINNIE TAN